[Logo](SM)                                                     Semiannual Report
INVESTMENT MANAGEMENT                                              June 30, 1997



MFS(R) EMERGING GROWTH SERIES
A Series of MFS(R) Variable Insurance Trust(SM)




                               [Graphic Omitted]

MFS(R) EMERGING GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
A. Keith Brodkin*                                   Massachusetts Financial Services Company
Chairman and President                              500 Boylston Street
                                                    Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                        DISTRIBUTOR
(diversified holding company)                       MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company            INVESTOR SERVICE
(Blockbuster Video franchise)                       MFS Service Center, Inc.
                                                    P.O. Box 2281
PORTFOLIO MANAGERS                                  Boston, MA 02107-9906
John W. Ballen*
Toni Y. Shimura*                                    For additional information,
                                                    contact your financial adviser.
TREASURER
W. Thomas London*                                   CUSTODIAN
                                                    Investors Bank & Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                                    AUDITORS
Ellen Moynihan*                                     Deloitte & Touche LLP
James O. Yost*
                                                    WORLD WIDE WEB
SECRETARY                                           www.mfs.com
Stephen E. Cavan*

ASSISTANT SECRETARY                                 [Graphic Omitted] For the third year
James R. Bordewick, Jr.*                            in a row, MFS earned a #1 ranking in
                                                    the DALBAR, Inc. Broker/Dealer
                                                    Survey, Main Office Operations
                                                    Service Quality Category. The firm
                                                    achieved a 3.48 overall score on a
                                                    scale of 1 to 4 in the 1996 survey.
                                                    A total of 110 firms responded,
                                                    offering input on the quality of
                                                    service they received from 29 mutual
                                                    fund companies nationwide. The
                                                    survey contained questions about
                                                    service quality in 15 categories,
                                                    including "knowledge of phone
                                                    service contacts," "accuracy of
                                                    transaction processing," and
                                                    "overall ease of doing business with
                                                    the firm."



*Affiliated with the Investment Adviser

Dear Contract Owner:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. Because of this, plus slight declines in other indicators such as average hourly wages and the corporate purchasing-managers index, we do not expect the rapid pace of growth seen in the first quarter of 1997 to continue. While second-quarter growth has slowed dramatically, we do expect the second half of the year to pick up once again with real (inflation-adjusted) growth centering around 2 1/2%.

    We have been surprised by the strength of the U.S. equity market in the first half of 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding MFS analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded MFS analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

    Comments from the portfolio managers of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President

July 14, 1997

MFS EMERGING GROWTH SERIES

For the six months ended June 30, 1997, the Series provided a total return of 10.80%. This compares to a 10.20% return for the Russell 2000 Total Return Index (the Russell 2000) and to a 20.60% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. The S&P 500 is an unmanaged index of common stock total return performance.

    The performance of the Series and the Russell 2000 relative to the S&P 500 has been hampered by the underperformance of small, rapidly growing companies, the continuation of a trend that began in the summer of 1996. The underperformance of the Russell 2000 has been the largest one-year under-performance of that index relative to the S&P 500 since the Russell 2000 began. Not only have smaller stocks underperformed, but so have mid- capitalization stocks. Because of this underperformance, we believe the smaller companies are currently very attractively valued, although we are unsure what catalyst will re-ignite interest in this sector, or when. However, we remain confident that earnings growth will eventually be recognized.

    One action that we have taken is to increase the Series' average company size as measured by market capitalization, a move that has helped performance. Despite this increase in size, we have not altered the Series' growth characteristics. While a short-term abandoning of our focus might be appealing, history has shown that a focus on smaller, rapidly growing companies has produced strong returns for investors. In fact, many studies show superior returns from small-company investing relative to the larger companies of the S&P 500.

    More important than sector selection this year has been stock selection. Technology companies have benefited the Series this year, including companies in the software industry such as Compuware, Altera, BMC Software, and Microwarehouse, all of which have been strong performers. Meanwhile, Cadence Design and Synopsys, both market leaders in the software industry, have been laggards.

    Most health maintenance organizations (HMOs) have performed well this year, with Healthsource selling to CIGNA for a very large premium. Similarly, United Healthcare has been an excellent performer.

    A major disappointment so far this year has been HFS, Inc., the nation's largest hotel and real estate franchiser. While HFS has far exceeded analysts' earnings estimates in each quarter for the past year, enhancing its future prospects, Wall Street has chosen to ignore the company and its valuation has suffered, which we believe to be a temporary phenomenon. The management team at HFS has been responsible for a 14-fold increase in its stock price over the past five years and, while we are discouraged by the company's recent stock price performance, cash flow and earnings for this year are substantially in excess of what we would have expected a year ago, and we see strong gains ahead.

    In the U.S. economy as a whole, there are several sectors in which we see very strong growth. The software industry is expected to grow its earnings in excess of 30% in 1997 and in excess of 25% in 1998 -- the fastest growth of any industry. Similarly, above-average growth is expected for the health care and consumer industries. These three sectors are among the largest weightings in the Series, and we expect them to grow their earnings in excess of 20% in 1997, a healthy pace when compared to the 12% to 13% anticipated earnings growth for corporate America as a whole.

    One sector that did not perform well in 1996 but has rebounded nicely in 1997 is health care, a resurgence that was reflected in the strong performance of our large position in several HMOs. After profit margins increased in 1996, premiums have been rising in excess of costs so far this year, a trend we expect to continue.

Respectfully,

/s/ John W. Ballen                /s/ Toni Y. Shimura
    John W. Ballen                    Toni Y. Shimura
    Portfolio Manager                 Portfolio Manager

PORTFOLIO MANAGERS' PROFILES

John W. Ballen began his career at MFS as an industry specialist in 1984. A graduate of Harvard College, the University of New South Wales, and Stanford University's Graduate School of Business Administration, he was promoted to Investment Officer in 1986, Vice President - Investments in 1987, Director of Research in 1988, and Senior Vice President in 1990. In 1993, he became Director of Equity Portfolio Management, and in 1995, he became Chief Equity Officer. He has managed MFS Emerging Growth Series since 1995.

    Toni Y. Shimura joined the MFS Research Department in 1987. A graduate of Wellesley College and of Massachusetts Institute of Technology's Sloan School of Management, she was promoted to Investment Officer in 1990, Assistant Vice President - Investments in 1991, and Vice President - Investments in 1992. She has managed MFS Emerging Growth Series since 1995.

OBJECTIVE AND POLICIES

The Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital.

Commencement of investment operations: July 24, 1995.

PERFORMANCE SUMMARY

The information below illustrates the performance of MFS Emerging Growth
Series.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF JUNE 30, 1997

                                                                6 Months       1 Year       Life of Series*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return                                          +10.80%      +12.68%       +52.24%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --        +12.68%       +24.23%
-----------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Series' investment operations,
July 24, 1995, through June 30, 1997.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 1997
Stocks - 95.1%
------------------------------------------------------------------------------
Issuer                                                   Shares          Value
------------------------------------------------------------------------------
U.S. Stocks - 87.2%
  Automotive - 0.1%
    Tower Automotive, Inc.*                               4,800  $    206,400
-----------------------------------------------------------------------------
  Building - 0.1%
    Newport News Shipbuilding, Inc.                       7,100  $    138,006
-----------------------------------------------------------------------------
  Business Machines - 0.7%
    Affiliated Computer Co.*                             31,800  $    890,400
    Sun Microsystems, Inc.                               25,700       956,521
                                                                 ------------
                                                                 $  1,846,921
-----------------------------------------------------------------------------
  Business Services - 10.4%
    ADT, Ltd.*                                          295,900  $  9,764,700
    Accustaff, Inc.*                                     72,100     1,707,869
    CUC International, Inc.*                             90,500     2,336,031
    Ceridian Corp.*                                      12,300       519,675
    CORESTAFF, Inc.*                                     12,800       345,600
    DST Systems, Inc.*                                   43,100     1,435,769
    Employee Solutions, Inc.*                            37,200       206,925
    First Data Corp.                                     26,000     1,142,375
    Ikon Office Solutions, Inc.                           2,400        59,850
    Learning Tree International, Inc.*                  108,000     4,792,500
    Pierce Leahy Corp.*                                   1,800        32,400
    Sabre Group Holdings, Inc.*                           3,900       105,787
    Staff Leasing, Inc.*                                  2,200        41,250
    Technology Solutions, Inc.*                          74,450     2,940,775
    Transaction System Architects, Inc., "A"*            12,500       431,250
                                                                 ------------
                                                                 $ 25,862,756
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.8%
    Autodesk, Inc.                                          685     $  26,244
    Microsoft Corp.                                      54,750     6,919,031
                                                                 ------------
                                                                 $  6,945,275
-----------------------------------------------------------------------------
  Computer Software - Systems - 19.0%
    Adobe Systems, Inc.                                   2,100  $     73,631
    BMC Software, Inc.*                                 146,700     8,123,513
    Cadence Design Systems, Inc.*                       175,550     5,880,925
    Computer Associates International, Inc.             221,000    12,306,938
    Compuware Corp.*                                    138,500     6,613,375
    Genesys Telecommunications Laboratories, Inc.*          600        16,650
    Great Plains Software, Inc.*                            400        10,800
    Lear Corp.*                                          10,700       474,812
    Oracle Systems Corp.*                               243,900    12,286,462
    RWD Technologies, Inc.*                                 400         6,900
    Sybase, Inc.*                                         1,150        17,106
    Synopsys, Inc.*                                      25,800       948,150
    Xionics Document Technologies, Inc.*                 19,000       280,250
                                                                 ------------
                                                                 $ 47,039,512
-----------------------------------------------------------------------------
  Construction Services
    Shaw Group, Inc.*                                       800  $     13,000
-----------------------------------------------------------------------------
  Consumer Goods and Services - 5.6%
    800-JR CIGAR, Inc.*                                     600  $     12,450
    Carson, Inc.*                                        73,600       791,200
    Gibson Greetings, Inc.*                               9,100       204,750
    Hertz Corp., "A"                                      1,900        68,400
    Keystone International, Inc.*                        22,500       780,469
    Service Corp. International                          67,700     2,225,637
    Silgan Holdings, Inc.*                                2,000        77,500
    Stone Container Corp.*                               17,200       246,175
    Tyco International Ltd.                             136,700     9,509,194
                                                                 ------------
                                                                 $ 13,915,775
-----------------------------------------------------------------------------
  Electronics - 1.6%
    Altera Corp.*                                        51,600  $  2,605,809
    Kulicke & Soffa Industries, Inc.*                    23,700       769,508
    Xilinx, Inc.*                                        12,300       603,468
                                                                 ------------
                                                                 $  3,978,785
-----------------------------------------------------------------------------
  Entertainment - 3.5%
    American Radio Systems Corp.*                         7,700  $    307,038
    Clear Channel Communications, Inc.*                  23,900     1,469,850
    Cox Radio, Inc., "A"*                                47,000     1,204,375
    Emmis Broadcasting Corp., "A"*                       18,400       802,700
    Gemstar International Group, Ltd.*                   14,000       257,250
    Harrah's Entertainment, Inc.*                        43,700       786,600
    Heritage Media Corp., "A"*                           48,200       909,775
    Jacor Communications, Inc.*                          11,300       432,225
    LIN Television Corp.*                                39,100     1,725,287
    Univision Communications, Inc.*                      20,200       790,325
                                                                 ------------
                                                                 $  8,685,425
-----------------------------------------------------------------------------
  Financial Institutions - 1.3%
    AmeriTrade Holding Corp., "A"*                        5,400  $     85,050
    Franklin Resources, Inc.                             42,900     3,112,931
    New Century Financial Corp.*                          1,600        23,200
                                                                 ------------
                                                                 $  3,221,181
-----------------------------------------------------------------------------
  Food and Beverage Products - 1.3%
    Smith's Food & Drug Centers, Inc., "B"*              60,200  $  3,228,225
-----------------------------------------------------------------------------
  Insurance - 0.4%
    Hartford Life, Inc., "A"*                             2,000  $     75,000
    Nationwide Financial Services, Inc., "A"             34,800       924,375
                                                                 ------------
                                                                 $    999,375
-----------------------------------------------------------------------------
  Machinery - 0.4%
    JLK Direct Distribution, Inc., "A"*                     500  $     12,812
    SI Handling Systems, Inc.                            15,700       290,450
    SPX Corp.*                                            9,700       628,681
                                                                 ------------
                                                                 $    931,943
-----------------------------------------------------------------------------
  Medical and Health Products - 1.3%
    Boston Scientific Corp.*                             15,700  $    964,568
    Guidant Corp.*                                       20,700     1,759,500
    Mentor Corp.                                         21,300       631,012
                                                                 ------------
                                                                 $  3,355,080
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 11.5%
    AmeriSource Health Corp., "A"                        10,800  $    538,650
    Cardinal Health, Inc.                                13,600       778,600
    Columbia/HCA Healthcare Corp.                        23,550       925,809
    Foundation Health Systems, Inc., "A"*                   460        13,944
    Genesis Health Ventures, Inc.*                       27,000       911,250
    Health Management Associates, Inc.*                  18,300       521,550
    Healthsource, Inc.*                                  17,100       370,865
    HealthSouth Corp.*                                  243,800     6,079,762
    IDX Systems Corp.*                                    7,100       244,950
    Mariner Health Group, Inc.*                          13,300       205,318
    MedPartners, Inc.*                                   54,000     1,167,750
    Medtronic, Inc.                                      27,200     2,203,200
    Tenet Healthcare Corp.*                             106,400     3,145,450
    United Healthcare Corp.                             176,900     9,198,800
    Vencor, Inc.*                                        54,350     2,296,287
                                                                 ------------
                                                                 $ 28,602,185
-----------------------------------------------------------------------------
  Oils - 0.1%
    Hanover Compressor Co.*                               1,200  $     23,400
    Santa Fe International Corp.                          3,600       122,400
                                                                 ------------
                                                                 $    145,800
-----------------------------------------------------------------------------
  Pollution Control - 0.5%
    USA Waste Services, Inc.*                            32,200  $  1,243,725
-----------------------------------------------------------------------------
  Railroad - 0.2%
    Wisconsin Central Transportation Corp.*              13,300  $    495,425
-----------------------------------------------------------------------------
  Restaurants and Lodging - 5.7%
    Applebee's International, Inc.*                      39,200  $  1,048,600
    HFS, Inc.*                                          206,077    11,952,466
    Hilton Hotels Corp.                                  29,300       778,281
    Promus Hotel Corp.*                                   9,800       379,750
    Wyndham Hotel Corp.*                                  7,200       234,900
                                                                 ------------
                                                                 $ 14,393,997
-----------------------------------------------------------------------------
  Stores - 9.2%
    American Stores Co.                                  22,800  $  1,125,750
    Consolidated Stores Corp.*                           41,500     1,442,125
    Corporate Express, Inc.*                            181,000     2,613,187
    Costco Cos., Inc.*                                   30,200       992,825
    CVS Corp.                                            43,700     2,239,625
    Dillards, Inc., "A"                                  24,000       831,000
    Global DirectMail Corp.*                              3,900       101,634
    Hollywood Entertainment Corp.*                        4,900       112,087
    Home Depot, Inc.                                     30,200     2,081,913
    Micro Warehouse, Inc.                                49,800       852,825
    Office Depot, Inc.*                                  27,100       526,756
    Rite Aid Corp.                                      108,200     5,396,475
    Staples, Inc.*                                      192,600     4,477,950
                                                                 ------------
                                                                 $ 22,794,152
-----------------------------------------------------------------------------
  Telecommunications - 11.5%
    Aspect Telecommunications Corp.*                      2,200  $     48,950
    Cisco Systems, Inc.                                 150,000    10,068,750
    Intermedia Communications, Inc.*                     20,500       663,687
    Lucent Technologies, Inc.                            42,900     3,091,481
    MCI Communications Corp.                             86,200     3,299,839
    Qwest Communications International, Inc.*             1,400        38,150
    Sprint Corp.                                         28,900     1,520,862
    Tel-Save Holdings, Inc.*                              9,800       149,450
    Worldcom, Inc.*                                     300,600     9,619,200
                                                                 ------------
                                                                 $ 28,500,369
-----------------------------------------------------------------------------
Total U.S. Stocks                                                $216,543,312
-----------------------------------------------------------------------------
Foreign Stocks - 7.9%
  Brazil - 1.2%
    Telecomunicacoes Brasileiras SA, ADR
      (Telecommunications)                               19,800  $  3,004,650
-----------------------------------------------------------------------------
  Canada - 0.6%
    BioChem Pharma, Inc. (Medical and Health
      Products)*                                         62,700  $  1,395,075
-----------------------------------------------------------------------------
  Germany - 1.6%
    SAP AG (Computer Software - Systems)                 18,425  $  3,827,670
-----------------------------------------------------------------------------
  Japan - 3.1%
    Canon, Inc. (Business Services)                      64,000  $  1,744,992
    Nidec Corp. (Computer Hardware)                       5,000       244,691
    Rohm Co. (Electronics)*                              13,000     1,340,556
    Secom Co. (Electronics)*                             33,000     2,425,322
    Sony Corp. (Electronics)*                             5,000       436,511
    Sony Corp., ADR (Electronics)                        11,700     1,029,600
    Takeda Chemical Industries
      (Pharmaceuticals)*                                 16,000       450,230
                                                                 ------------
                                                                 $  7,671,902
-----------------------------------------------------------------------------
  Netherlands
    Gucci Group N.V. (Apparel and Textiles)*                500  $     32,188
-----------------------------------------------------------------------------
  Portugal - 0.1%
    Telecel-Comunicacaoes Pessoais SA
      (Telecommunications)*                               3,000  $    249,161
-----------------------------------------------------------------------------
  Switzerland - 0.1%
    Kuoni Reisen AG (Business Services)                     100  $    342,970
-----------------------------------------------------------------------------
  United Kingdom - 1.2%
    Danka Business Systems PLC, ADR (Business
      Services)                                          75,100  $  3,069,712
-----------------------------------------------------------------------------
Total Foreign Stocks                                             $ 19,593,328
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $209,300,589)                     $236,136,640
-----------------------------------------------------------------------------

Short-Term Obligations - 5.2%
-----------------------------------------------------------------------------
                                               Principal Amount
                                                  (000 Omitted)
-----------------------------------------------------------------------------
    Federal Home Loan Bank, due
      6/2/97 - 7/14/97                                  $   400  $    397,484
    Federal Home Loan Mortgage Corp.,
      due 5/14/97 - 7/15/97                               2,200     2,192,726
    Federal National Mortgage Assn.,
      due 6/30/97 - 7/9/97                                7,740     7,729,454
    Federal National Mortgage Assn.,
      due 6/24/97 - 7/29/97                               2,500     2,486,876
-----------------------------------------------------------------------------
Total Short-Term Investments, at Amortized Cost                  $ 12,806,540
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $222,107,129)                $248,943,180

Other Assets, Less Liabilities - (0.3)%                              (779,486)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $248,163,694
-----------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
----------------------------------------------------------------------------
June 30, 1997
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $222,107,129)         $248,943,180
  Cash                                                                18,859
  Receivable for Series shares sold                                1,136,538
  Receivable for investments sold                                  2,070,525
  Interest and dividends receivable                                   68,254
  Receivable from investment adviser                                  38,200
  Deferred organization expenses                                       5,625
  Other assets                                                         6,000
                                                                ------------
      Total assets                                              $252,287,181
                                                                ------------
Liabilities:
  Payable for Series shares reacquired                          $    213,352
  Payable for investments purchased                                3,614,495
  Net payable for forward foreign currency exchange contracts
    closed or subject to master netting agreements                   229,246
  Payable to affiliates -
    Management fee                                                    15,151
    Administrative fee                                                 2,482
    Shareholder servicing agent fee                                      714
  Accrued expenses and other liabilities                              48,047
                                                                ------------
      Total liabilities                                         $  4,123,487
                                                                ------------
Net assets                                                      $248,163,694
                                                                ============
Net assets consist of:
  Paid-in capital                                               $ 26,605,557
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                 225,141,546
  Accumulated undistributed net realized loss on investments
    and foreign currency transactions                             (3,302,908)
  Accumulated undistributed net investment loss                     (249,920)
                                                                ------------
      Total                                                     $248,163,694
                                                                ============
Shares of beneficial interest outstanding                        16,917,592
                                                                 ==========
Net asset value per share
    (net assets of $248,163,694 / 16,917,592 shares of
      beneficial interest outstanding)                             $14.67
                                                                   ======

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Operations
----------------------------------------------------------------------------------------------------
Six Months Ended June 30, 1997
----------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                                            $   383,032
    Dividends                                                                               168,806
    Foreign taxes withheld                                                                   (2,892)
                                                                                        -----------
        Total investment income                                                         $   548,946
                                                                                        -----------
  Expenses -
    Management fee                                                                      $   630,293
    Administrative fee                                                                       11,747
    Trustees' compensation                                                                    1,017
    Shareholder servicing agent fee                                                          29,717
    Custodian fee                                                                            14,569
    Printing                                                                                 12,958
    Auditing fee                                                                             20,000
    Legal fee                                                                                   255
    Amortization of organization expenses                                                       921
                                                                                        -----------
      Total expenses                                                                    $   721,477
    Fees paid indirectly                                                                     (1,232)
    Preliminary reimbursement of expense to investment adviser                               78,621
                                                                                        -----------
      Net expenses                                                                      $   798,866
                                                                                        -----------
        Net investment loss                                                             $  (249,920)
                                                                                        -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                             $(2,883,306)
    Foreign currency transactions                                                             1,376
                                                                                        -----------
        Net realized loss on investment and foreign currency transactions               $(2,881,930)
                                                                                        -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                         $24,852,201
    Translation of assets and liabilities in foreign currencies                            (230,494)
                                                                                        -----------
        Net unrealized gain on investment and foreign currency translation              $24,621,707
                                                                                        -----------
          Net realized and unrealized gain on investments and foreign currency          $21,739,777
                                                                                        -----------
            Increase in net assets from operations                                      $21,489,857
                                                                                        ===========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                        Six Months Ended              Year Ended
                                                           June 30, 1997       December 31, 1996
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                      $   (249,920)           $    (31,458)
  Net realized gain (loss) on investments and
    foreign currency transactions                            (2,881,930)                503,597
  Net unrealized gain on investments and foreign
    currency translation                                     24,621,707               1,810,131
                                                           ------------            ------------
    Increase in net assets from operations                 $ 21,489,857            $  2,282,270
                                                           ------------            ------------
Distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                          $     --                $   (503,597)
  In excess of net realized gain on investments
    and foreign currency transactions                            --                    (374,343)
                                                           ------------            ------------
    Total distributions declared to shareholders           $     --                $   (877,940)
                                                           ------------            ------------
Series share (principal) transactions -
  Net proceeds from sale of shares                         $206,844,396            $149,594,616
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                             --                     877,940
  Cost of shares reacquired                                 (85,126,863)            (50,789,212)
                                                           ------------            ------------
    Increase in net assets from Series share
      transactions                                         $121,717,533            $ 99,683,344
                                                           ------------            ------------
      Total increase in net assets                         $143,207,390            $101,087,674
Net assets:
  At beginning of period                                    104,956,304               3,868,630
                                                           ------------            ------------

  At end of period, including accumulated net
    investment loss of $280,501 and $30,581,
    respectively                                            $248,163,694            $104,956,304
                                                            ============            ============

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------
                                     Six Months Ended                  Year Ended                Period Ended
                                        June 30, 1997           December 31, 1996           December 31, 1995*
--------------------------------------------------------------------------------------------------------------
Per share data (for a share
 outstanding throughout each period):
Net asset value - beginning of
 period                                        $13.24                      $11.41                       $10.00
                                               ------                      ------                       ------
Income from investment operations# -
  Net investment income (loss)                 $(0.02)                     $(0.01)                      $ 0.01
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions                                  1.45                        1.95                         1.74
                                               ------                      ------                       ------
      Total from investment
       operations                              $ 1.43                      $ 1.94                       $ 1.75
                                               ------                      ------                       ------
Less distributions declared to
 shareholders -
  From net investment income                   $ --                        $ --                         $(0.01)
  From net realized gain on
   investments and foreign
   currency transactions                         --                         (0.06)                       (0.26)
  In excess of net realized
   gain on investments and
   foreign currency
   transactions                                  --                         (0.05)                        --
  Tax return of capital                          --                          --                          (0.07)
                                               ------                      ------                       ------
      Total distributions
       declared to shareholders
                                               $ --                        $(0.11)                      $(0.34)
                                               ------                      ------                       ------
Net asset value - end of
 period                                        $14.67                      $13.24                       $11.41
                                               ======                      ======                       ======
Total return                                   10.80%++                    17.02%                       17.41%++
Ratios (to average net assets)/Supplemental data:
  Expenses                                      0.95%+                      1.00%                        1.00%+
  Net investment income (loss)                (0.25)%+                    (0.08)%                        0.10%+
Portfolio turnover                                59%                         96%                          73%
Average commission rate###                    $0.0578                     $0.0401                       $ --
Net assets at end of period
(000 omitted)                                $248,164                    $104,956                       $3,869

  *For the period from the commencement of the Series' investment operations, July 24, 1995, through
   December 31, 1995.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
###Average commission rate is calculated for funds with fiscal years beginning on or after September
   1, 1995.
(S)The Adviser voluntarily agreed to maintain, subject to reimbursement by the Series, the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over or under these limitations, the net investment loss per share and the ratios would have been:

    Net investment loss                        $(0.01)                     $(0.03)                      $(0.18)
    Ratios (to average net
     assets):
      Expenses                                  0.85%                       1.16%                        2.91%+
      Net investment loss                     (0.15)%                     (0.23)%                      (1.78)%+
See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Growth Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS(R) Bond Series, MFS Emerging Growth Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) Research Series, MFS(R) Strategic Fixed Income Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1997, there were 45 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to un-favorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1997, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $0, after reimbursement in the current period.

Administrator - Effective March 1, 1997, the Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee up to 0.015% per annum of the Series' average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $208,512,115 and $93,014,657, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $ 222,107,129
                                                                  =============
Gross unrealized appreciation                                     $  29,857,987
Gross unrealized depreciation                                        (3,021,936)
                                                                  -------------
  Net unrealized appreciation                                     $  26,836,051
                                                                  =============
(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                      Six Months Ended June 30, 1997      Year Ended December 31, 1996
                                      ----------------------------------  ----------------------------------
                                              Shares             Amount           Shares             Amount
------------------------------------------------------------------------------------------------------------
Shares sold                               15,267,618       $208,844,396       11,363,299       $149,594,616
Shares issued to shareholders in
 reinvestment
 of distributions                              --                 --              66,160            877,940
Shares reacquired                         (6,278,706)       (85,126,863)      (3,839,801)       (50,789,212)
                                          ----------       ------------       ----------       ------------
  Net increase                             8,988,912       $121,717,533        7,589,658       $ 99,683,344
                                          ==========       ============       ==========       ============

(6) Line of Credit
The Series and other affiliated funds participate in a $400 million unsecured Line of Credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended June 30, 1997, was $291.

(7) Financial Instruments
The Series trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts amounted to a net payable of $229,246 with Goldman Sachs at June 30, 1997.

At June 30, 1997, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Emerging Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Growth Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of June 30, 1997, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended December 31, 1996, and financial highlights for the six months then ended, the year ended December 31, 1996, and the period from July 24, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Emerging Growth Series at June 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 1, 1997

                ---------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                  VEG-3-8/97 39M